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                                                                    Exhibit 10.1

                                 AMENDMENT NO. 7

                          dated as of October 16, 2003

                                      among

                      AMERICREDIT MTN RECEIVABLES TRUST II,
                                   as Debtor,

                      AMERICREDIT FINANCIAL SERVICES, INC.,
                          Individually and as Servicer,

                           MBIA INSURANCE CORPORATION,
                                   as Insurer

                                       and

                         MERIDIAN FUNDING COMPANY, LLC,
                                  as Purchaser

                                       to

                               SECURITY AGREEMENT

                            dated as of June 12, 2001

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               AMENDMENT NO. 7 dated as of October 16, 2003 (the "Amendment"), by and among AMERICREDIT MTN RECEIVABLES TRUST II (the "Debtor"), AMERICREDIT FINANCIAL SERVICES, INC., individually and in its capacity as Servicer ("AFS"), MBIA INSURANCE CORPORATION, as Insurer ("MBIA"), and MERIDIAN FUNDING COMPANY, LLC, as Purchaser ("Meridian"), to the Security Agreement dated as of June 12, 2001 (the "Security Agreement"), among the Debtor, AFS, AmeriCredit MTN Corp. II ("AMTN") and The Chase Manhattan Bank (predecessor to JPMorgan Chase Bank), as Collateral Agent (in such capacity, the "Collateral Agent") and as Securities Intermediary.

               WHEREAS, the Debtor has provided MBIA, Meridian, and the Collateral Agent with a copy of the notice attached hereto as Exhibit A (the "Redemption Notice") indicating that the Note will be optionally redeemed in whole on November 19, 2003 (the "Redemption Date");

               WHEREAS, October 16, 2003 is a Take-Out Date and in connection with the Take-Out on such date $737,833,367 will be deposited to the Funding Account pursuant to Section 2.11(a)(iii) of the Security Agreement;

               WHEREAS, the parties intend to have amounts remaining on deposit in the Funding Account, the Yield Supplement Account and the Reserve Account on the Redemption Date deposited to the Collection Account on the Redemption Date for application as a Prepayment Amount pursuant to Section 2.4 of the Security Agreement;

               WHEREAS, Section 9.2(b) of the Security Agreement permits amendment of the Security Agreement by the Debtor, AFS, MBIA and Meridian (the "Parties") upon the terms and conditions specified therein; and

               WHEREAS, the Parties wish to amend the Security Agreement.

               NOW, THEREFORE, the Parties agree that the Security Agreement is hereby amended effective as of the date hereof as follows:

          Section 1. Definitions. Each term used but not defined herein shall have the meaning assigned to such term in the Security Agreement.

          Section 2. Amendment to Section 1.1 (Certain Defined Terms).

               (a) The following definitions are inserted in appropriate alphabetical order:

          "Final Receivables Delivery Date" means October 15, 2003.

          "Redemption Date" means any date designated as a "Redemption Date" in a Redemption Notice properly delivered by the Debtor pursuant to Section 6.3(ii) hereof.

                                       1

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          "Redemption Notice" means a notice delivered by the Debtor indicating its intention to optionally redeem the Note pursuant to Section 6.3 hereof on a Redemption Date.

               (b) The definition "Receivables Delivery" is deleted in its entirety and is replaced with the following:

          "Receivables Delivery" means the delivery by the Debtor of Eligible Receivables hereunder on any date prior to the Final Receivables Delivery Date (x) in exchange for a release of cash from the Funding Account or (y) for any other reason pursuant to this Agreement or any other Transaction Documents.

               (c) The following proviso is inserted at the end of the definition of "Target Yield Supplement Account Amount":

          ; provided, that from October 16, 2003 until the Redemption Date specified in the Redemption Notice provided by the Debtor on such date, the Target Yield Supplement Account Amount shall equal $1,500,000.

          Section 3. Amendment to Section 2.4 (Prepayments). The reference in
Section 2.4 to "Payment Date" is hereby deleted and is replaced with a reference to "Prepayment Date".

          Section 4. Amendments to Section 2.11 (Funding Account).

               (a) The final sentence of Section 2.11(d) is deleted in its entirety and is replaced with the following:

     The provisions of this paragraph (d) shall be inoperative following the Final Receivables Delivery Date and following the occurrence of a Termination and Amortization Event.

               (b) Section 2.11(e) is deleted in its entirety and is replaced with the following:

          (e) On the first Remittance Date occurring during the Amortization Period the Collateral Agent shall transfer all amounts then on deposit in the Funding Account to the Collection Account for application in accordance with Section 2.3(a) hereof and on a Redemption Date the Collateral Agent shall transfer all amounts then on deposit in the Funding Account to the Collection Account for application in accordance with Section 2.4 hereof.

                                       2

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          Section 5. Amendment to Section 2.12 (Yield Supplement Account;
Withdrawals; Releases). Section 2.12(a)(vi) is deleted in its entirety and is replaced with the following:

          (vi) On the first Remittance Date occurring during the Amortization Period the Collateral Agent shall withdraw all amounts on deposit in the Yield Supplement Account and deposit such amounts into the Collection Account for application in accordance with Section 2.3(a) hereof and on a Redemption Date the Collateral Agent shall transfer all amounts then on deposit in the Funding Account to the Collection Account for application in accordance with Section 2.4 hereof.

          (vii) Realized losses, if any, on amounts invested in such Eligible Investments shall be charged against investment earnings on amounts on deposit in the Yield Supplement Account, as applicable.

          Section 6. Amendment to Section 2.15 (Reserve Account; Withdrawals; Releases). The following clause (vii) is added to Section 2.15(a):

          (vii) On a Redemption Date, the Collateral Agent shall withdraw all amounts on deposit in the Reserve Account and deposit such amounts into the Collection Account.

          Section 7. Counterparts. This Amendment to the Security Agreement may be executed in several counterparts, each of which shall be deemed an original hereof and all of which, when taken together, shall constitute one and the same Amendment to the Security Agreement.

          Section 8. Ratification of Security Agreement. Except as provided herein, all provisions, terms and conditions of the Security Agreement shall remain in full force and effect. As amended hereby, the Security Agreement is ratified and confirmed in all respects.

          Section 9. Entire Agreement. This Amendment sets forth the entire agreement between the Parties with respect to the subject matter hereof, and this Amendment supersedes and replaces any agreement or understanding that may have existed between the Parties prior to the date hereof in respect of such subject matter.

               IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date set forth on the first page hereof.

                                           AMERICREDIT MTN RECEIVABLES TRUST II

                                           By: DEUTSCHE BANK TRUST COMPANY
                                               DELAWARE, not in its individual
                                               capacity but solely as Owner
                                               Trustee on behalf of the Issuer


                                           By:
                                               ---------------------------------
                                               Name:
                                               Title:


                                           AMERICREDIT FINANCIAL SERVICES, INC.,
                                              Individually and as Servicer,


                                           By:
                                               ---------------------------------
                                               Name:
                                               Title:


                                           MBIA INSURANCE CORPORATION,
                                              as Insurer,


                                           By
                                              ----------------------------------
                                              Name:
                                              Title:


                                           MERIDIAN FUNDING COMPANY, LLC,
                                              as Purchaser


                                           By
                                              ----------------------------------
                                              Name:
                                              Title:

                                    EXHIBIT A

                                REDEMPTION NOTICE

                                                                October 16, 2003

MBIA Insurance Corporation
113 King Street
Armonk, New York 10504
Attn: Insured Portfolio Management - SF

Meridian Funding Company, LLC
   c/o MBIA Insurance Corporation
113 King Street
Armonk, New York 10504
Attn: Group Managing Directors - Conduits

JPMorgan Chase Bank
4 New York Plaza
New York, New York 10004
Attn: AmeriCredit MTN Receivables Trust II

          Re: AmeriCredit MTN Receivables Trust II

Ladies and Gentlemen:

          Reference is made to the Security Agreement, dated as of June 12, 2001 (as amended, the "Security Agreement"), by and among AmeriCredit MTN Receivables Trust II, as debtor, (the "Debtor"), AmeriCredit Financial Services, Inc. ("AmeriCredit"), individually and as servicer, AmeriCredit MTN Corp. II ("AMTN"), individually, and The Chase Manhattan Bank (predecessor to JPMorgan Chase Bank), as Collateral Agent and as Securities Intermediary. All capitalized used and not otherwise defined herein shall have the meanings assigned thereto in the Security Agreement.

          The Debtor hereby provides you with notice pursuant to Section 6.3 of the Security Agreement that on November 19, 2003 (the "Redemption Date") it shall redeem the Note in whole for a Prepayment Amount equal to $751,096,563 (representing the Net Investment as of the Redemption Date of $750,000,000, estimated accrued and unpaid interest on such Net Investment as of the Redemption Date totaling $1,096,563). As of the date of this Redemption Notice, AmeriCredit is not required to make a capital contribution to the Debtor and AMTN is not required to make a capital contribution to the Debtor insofar as the sum of the estimated Prepayment Amount to be paid on the Redemption Date plus $701,931 of amounts remaining due and owing to the Note Insurer, the Collateral Agent and the Servicer as of the Redemption Date does not exceed the estimated aggregate amounts on deposit in the Accounts as of the Redemption Date (such aggregate amounts estimated to equal $754,109,020 as of the Redemption Date). AmeriCredit and AMTN acknowledge and agree that they will make additional capital contributions to the Debtor on the Business Day immediately preceding the Redemption Date as necessary to cause the entire Prepayment Amount to be on deposit in the Collection Account on the Redemption Date. The Debtor acknowledges that all such amounts representing the Prepayment Amount shall be deposited to the Collection Account when received by the Debtor for application on the Redemption Date (which date is acknowledged to be a Prepayment Date) in accordance with Section 2.4 of the Security Agreement.

                  [Remainder of page intentionally left blank]

                                            AMERICREDIT MTN RECEIVABLES TRUST II

                                            By: DEUTSCHE BANK TRUST COMPANY
                                                DELAWARE, not in its individual
                                                capacity but solely as Owner
                                                Trustee on behalf of the Issuer


                                            By:
                                                --------------------------------
                                                Name:
                                                Title:

Acknowledged and Agreed:

AMERICREDIT FINANCIAL SERVICES, INC.,
   Individually and as Servicer,


By:
    ----------------------------------------
Name:
Title:


AMERICREDIT MTN CORP. II


By:
    ----------------------------------------
Name:
Title:


MBIA INSURANCE CORPORATION,
   as Insurer,


By:
    ----------------------------------------
Name:
Title:


MERIDIAN FUNDING COMPANY, LLC,
   as Purchaser


By:
    ----------------------------------------
Name:
Title:


JPMORGAN CHASE BANK,
   as Collateral Agent and as Securities Intermediary


By:
    ----------------------------------------
Name:
Title: